SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Cleantech Solutions International, Inc.
(Name of Registrant as Specified In Its Charter)

N.A.
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CLEANTECH SOLUTIONS INTERNATIONAL, INC.
No. 9 Yanyu Middle Road
Qianzhou Village, Huishan District, Wuxi City
Jiangsu Province, People’s Republic of China 214181

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 29, 2012

NOTICE IS HEREBY GIVEN that the 2012 annual Meeting of Stockholders of Cleantech Solutions International, Inc., a Delaware corporation, will be held at the offices of the Corporation, No. 9 Yanyu Middle Road, Qianzhou Village, Huishan District, Wuxi City, Jiangsu Province, People’s Republic of China  214181, on Friday, June 29, 2012, at 10:00 A.M. local time. At the meeting, you will be asked to vote on:

(1)       The election of five directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

(2)       The approval of a change in our state of incorporation from Delaware to Nevada; and

(3)       The transaction of such other and further business as may properly come before the meeting.

The board of directors has fixed the close of business on May 21, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. A list of stockholders of record on the record date will be available for inspection by stockholders at the office of the Corporation, No. 9 Yanyu Middle Road, Qianzhou Village, Huishan District, Wuxi City, Jiangsu Province, People’s Republic of China  214181, during the ten days prior to the meeting.

The enclosed proxy statement contains information pertaining to the matters to be voted on at the annual meeting.

By order of the Board of Directors Yan Hua Secretary

Wuxi, China
May 22, 2012

THIS MEETING IS VERY IMPORTANT TO US AND TO OUR STOCKHOLDERS. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
2012 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 29, 2012

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011 ARE AVAILABLE ON THE INTERNET AT https://materials.proxyvote.com/18451N

CLEANTECH SOLUTIONS INTERNATIONAL, INC.
No. 9 Yanyu Middle Road
Qianzhou Village, Huishan District, Wuxi City
Jiangsu Province, People’s Republic of China 214181

PROXY STATEMENT

Annual Meeting of Stockholders
June 29, 2012

The accompanying proxy and this proxy statement have been prepared by our management for the board of directors. Your proxy is being solicited by the board of directors for use at the 2012 annual meeting of stockholders to be held at our offices, which are at No. 9 Yanyu Middle Road, Qianzhou Village, Huishan District, Wuxi City, Jiangsu Province, People’s Republic of China 214181, on Friday, June 29, 2012 at 10:00 A.M., local time, or at any adjournment thereof. This proxy statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting and is first being mailed to stockholders, on or about May 29, 2012.

ABOUT THE MEETING

What is being considered at the meeting?

You will be voting for:

•	The election of five directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

•	The approval of a change in our state of incorporation from Delaware to Nevada through the conversion of our company from a Delaware corporation to a Nevada corporation; and

•	The transaction of such other and further business as may properly come before the meeting.

Who is soliciting your proxy?

Your proxy is being solicited by our board of directors.

Who is entitled to vote at the meeting?

You may vote if you owned stock as of the close of business on May 21, 2012, which is the record date for determining who is eligible to vote at the annual meeting. Each share of common stock is entitled to one vote.

How do I vote?

You can vote either by attending the meeting and voting at the meeting or by completing, signing and returning the enclosed proxy card.  If your shares are held by your broker, you may also be able to vote electronically, in accordance with instruction that your broker will provide you.

Can I change my mind after I vote?

Yes, you may change your mind at any time before the polls close at the meeting. You can change your vote by signing another proxy with a later date and returning it to us prior to the meeting or by voting again at the meeting. If your stock is held in a brokerage account, you must provide your broker with instructions as to any changes in the voting instructions which you previously provided to your broker.

What if I sign and return my proxy card but I do not include voting instructions?

If you sign your proxy card and return it to us but you do not include voting instructions as to any proposal, your proxy will be voted FOR the election of the board of directors’ nominees for directors and FOR the change in our state of incorporation from Delaware to Nevada.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Empire Stock Transfer, Empire Stock Transfer Inc., 1859 Whitney Mesa Dr., Henderson, NV 89014.

Will my shares be voted if I do not provide my proxy?

If your shares are held in a brokerage account, they may be voted if you provide your broker with instructions as to how you want your shares voted.  Your broker will send you instructions as to how you can vote shares that are held in your brokerage account.  If you do not give your broker instructions as to how you want your shares to be voted, then your shares will not be voted either for the election of directors or for the change in our state of incorporation from Delaware to Nevada.

If you hold your shares directly in your own name, they will only be voted if you either sign and deliver a proxy or attend and vote at the meeting.

How many votes must be present to hold the meeting?

In order for us to conduct our meeting, we must have a quorum. We will have a quorum, and be able to conduct the meeting, if a majority of our outstanding shares as of May 21, 2012, are present at the meeting. Your shares will be counted as being present at the meeting if you attend the meeting or if you properly return a proxy by mail or if you give your broker voting instructions and the broker votes your shares.

On the record date, May 21, 2012, we had 2,667,017 shares of common stock outstanding. This number of shares does not include treasury stock. We will have a quorum if 1,333,509 shares of common stock are present and voting at the annual meeting.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast, which means that, as long as a quorum is present, the five nominees for director who receive the most votes will be elected. Abstentions will have no effect on the voting outcome with respect to the election of directors.

What vote is required for the approval of the proposed change in our state of incorporation from Delaware to Nevada?

The approval of the proposed change in our state of incorporation from Delaware to Nevada by reincorporating in Nevada by means of the conversion of our company from a Delaware corporation to a Nevada corporation requires the affirmative vote of a majority of our outstanding shares of common stock.

How are broker non-votes treated at the meeting?

Broker non-votes are proxies signed by brokers without voting on the election of directors or the change in our state of incorporation from Delaware to Nevada.  Broker non-votes are treated as present at the meeting for purposes of determining whether we have a quorum.  However, since directors are elected by a plurality, and broker non-votes will not be voted for any nominees, as long as we have a quorum, including shares represented by broker non-votes, the five nominees for directors who receive the most votes will be elected.  Since change in our state of incorporation from Delaware to Nevada requires the approval of a majority of our outstanding shares on the record date, a broker non-vote is equivalent to a negative vote.

 Who is paying the cost of the meeting?

We will pay for preparing, printing and mailing this proxy statement. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket costs of sending the proxy materials to our beneficial owners.  We estimate our costs at approximately $10,000.

ELECTION OF DIRECTORS

Directors are elected annually by the stockholders to serve until the next annual meeting of stockholders and until their respective successors are duly elected. Our bylaws provide that the number of directors comprising the whole board shall be determined from time to time by the Board. The size of the board for the ensuing year is five directors. Our nominating committee recommended, and our board of directors accepted the committee’s recommendation that the directors named below be elected. If any nominee becomes unavailable for any reason, a situation which is not anticipated, a substitute nominee may be proposed by the board, and any shares represented by proxy will be voted for the substitute nominee, unless the board reduces the number of directors.

Three of our directors, Jianhua Wu, Xi Liu and Tianxiang Zhou were elected at the 2011 annual meeting of stockholders, for which we solicited proxies.   Fu Ren Chen and Bao Wen Wang were nominated by the nominating committee.  Two of our present directors, Drew Bernstein and Min Li, advised the board that they did not intend to stand for re-election.

The following table sets forth certain information concerning the board of directors’ nominees for directors:

Name	Age	Principal Occupation	Director Since
Jianhua Wu	55	Chairman of the board and chief executive officer of the Company	November 2007
Fu Ren Chen	68	General manager and chairman of the board of WuXu City ZhengCheng Accounting Services Ltd.	--
Xi Liu1,3	44	Purchasing and sourcing manager at WAM Bulk Handling Machinery (Shanghai) Co. Ltd.	November 2007
Bao Wen Wang	66	Senior engineer at the National 559th factory research center	--
Tianziang Zhou2,3	74	Lead engineer in Wuxi Angyida Mechanism Limited Company	July 2010

1           Member of the audit committee.
2           Member of the compensation committee.
3           Member of the corporate governance/ nominating committee.

Jianhua Wu has been our chief executive officer, chairman and a director since the completion of the reverse acquisition in November 2007.  Mr. Wu founded our predecessor companies, Wuxi Huayang Dyeing Machinery Co., Ltd. and Wuxi Huayang Electrical Power Equipment Co., Ltd., in 1995 and 2004, respectively, and was executive director and general manager of these companies prior to becoming our chief executive officer.  Mr. Wu was nominated as a director because of his position as our chief executive officer.  Mr. Wu is a certified mechanical engineer.

Fu Ren Chen is general manger and chairman of the board of WuXu City ZhengCheng Accounting Services, Ltd., a position he has held since February 2000.  From 1990 until February 2000, Mr. Chen was accounting manager at Qian Zhou Agricultural Financial Co., Ltd.  Mr. Chen is a certified public accountant in China.  We nominated Mr. Chen as a director because we believe that his finance and accounting experience is important to us as we improve our financial accounting controls.

Xi Liu has an extensive material engineering background, being a 1989 graduate of Jiangsu University of Technology with a degree in metal material and heat treatment, and having been trained at the Volvo facilities in Penta, Sweden in 1999. Immediately after graduating from the university, Mr. Liu worked at China FAW Group Corporation, the oldest and one of largest Chinese automakers, as an engineer, before leaving in 2005 as an assistant manager in the Purchasing Department of the Wuxi Diesel Engine Works plant. He then joined WAM Bulk Handling Machinery (Shanghai) Co., Ltd., part of the Italian industrial giant WAMGROUP, as a purchasing and sourcing manager, which is his current position.  Mr. Liu’s background in engineering and his practical industrial experience is important to us as we plan and develop our business.

Bao Wen Wang works as a senior engineer at the National 559th factory research center, a state-owned precision optical research center, a position he has held since 2005, when he retired as head of the Wuxi HuGuang Instrument Research Institute, a position he has held since 1979.  Mr. Wang graduated from NanJing University, majoring in weather station and radar.  Mr. Wang’s background in engineering and his practical industrial experience is important to us as we plan and develop our business.

Tianxiang Zhou served as lead engineer in Wuxi Angyida Mechanism Limited Company since 2004. From 1998 to 2004, he was general engineer in Wuxi Huayang Dye Machinery Equipment Limited. From 1994 to 1998 Mr. Zhou worked for Wuxi Chemicals Holdings as chief engineer of its design division. Mr. Zhou received his bachelor degree in engineering from Nanjing Institute of Chemical Technology in August 1961.  Mr. Zhou’s engineering background and his experience in the manufacturing business are important qualifications for his service as a director.

Our directors are elected for a term of one year and until their successors are elected and qualified.

We are incorporated in Delaware and are subject to the provisions of the Delaware General Corporation Law.  Our Certificate of Incorporation provides that we will indemnify and hold harmless our officers and directors to the fullest extent permitted by the Delaware General Corporation Law. Our certificate of incorporation also provides that no director shall be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duty by such director as a director except for breach of the director’s duty of loyalty to us or our stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the General Corporation Law, which relates to unlawful payment of dividends or the unlawful purchase or repurchase of shares of our stock or (iv) for any transaction from which the director derived an improper personal benefit.

Section 145 of the Delaware General Corporation Law authorizes us to indemnify any director or officer under certain prescribed circumstances and subject to certain limitations against certain costs and expenses, including attorney’s fees actually and reasonably incurred in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative, to which a person is a party by reason of being one of our directors or officers if it is determined that such person acted in accordance with the applicable standard of conduct set forth in such statutory provisions.

Director Independence

We believe that four of our nominees for director, Fu Ren Chen, Xi Liu, Bao Wen Wang and Tianxiang Zhou, are independent directors, pursuant to the Nasdaq definition of independence.  Our board has determined that Mr. Chen is an audit committee financial expert. Mr. Wu, our chairman and chief executive officer, is not an independent director.

Committees

Our business, property and affairs are managed by or under the direction of the board of directors. Members of the board are kept informed of our business through discussion with the chief executive and financial officers and other officers, by reviewing materials provided to them and by participating at meetings of the board and its committees.

Our board of directors has three committees - the audit committee, the compensation committee and the corporate governance/nominating committee. The audit committee is presently comprised of Xi Liu, Drew Bernstein and Min Li, with Mr. Bernstein serving as chairman.  The compensation committee is comprised of Tianziang Zhou, Drew Bernstein and Megan Penick, with Mr. Liu as chairman.   The corporate governance/nomination committee is comprised of Xi Liu, Drew Bernstein and Min Li, with Mr. Liu as chairman. Our 2010 long-term incentive plan is administered by the compensation committee.  Following the election of directors, the committees will be reconstituted since each committee has at least one vacancy resulting from the decisions of Mr. Bernstein and Mr. Li not to stand for reelection.

Our audit committee is involved in discussions with our independent auditor with respect to the scope and results of our year-end audit, our quarterly results of operations, our internal accounting controls and the professional services furnished by the independent auditor. Our board of directors has adopted a written charter for the audit committee which the audit committee reviews and reassesses for adequacy on an annual basis.  A copy of the audit committee’s current charter is available on our website at http://www.cleantechsolutionsinternational.com/governace2.php.

The compensation committee oversees the compensation of our chief executive officer and our other executive officers and reviews our overall compensation policies for employees generally.  If so authorized by the board of directors, the committee may also serve as the granting and administrative committee under any option or other equity-based compensation plans which we may adopt.  The compensation committee does not delegate its authority to fix compensation; however, as to officers who report to the chief executive officer, the compensation committee consults with the chief executive officer, who may make recommendations to the compensation committee.  Any recommendations by the chief executive officer are accompanied by an analysis of the basis for the recommendations.  The committee will also discuss compensation policies for employees who are not officers with the chief executive officer and other responsible officers.   A copy of the compensation committee’s current charter is available on our website at http://www.cleantechsolutionsinternational.com/governace2.php.

The corporate governance/nominating committee will be involved evaluating the desirability of and recommending to the board any changes in the size and composition of the board, evaluation of and successor planning for the chief executive officer and other executive officers.  The qualifications of any candidate for director will be subject to the same extensive general and specific criteria applicable to director candidates generally.

 The board and its committees held the following number of meetings during 2011:

Board of directors	4
Audit committee	4
Compensation committee	0
Nomination committee	0

The meetings include meetings that were held by means of a conference telephone call, but do not include actions taken by unanimous written consent.

Each director attended at least 75% of the total number of meetings of the board and those committees on which he served during the year.

Our non-management directors did not meet in executive session during 2011.

Compensation Committee Interlocks and Insider Participation

Aside from his service as a director, no member of our compensation committee had any relationship with us as of December 31, 2011.  None of our executive officers served as a director or compensation committee member of another entity.

Code of Ethics

We have adopted a code of ethics that applies to our officers, directors and employees. We have filed copies of our code of ethics and our board committee charters as exhibits to our registration statement filing with the SEC.

Section 16(a) Compliance

Section 16(a) of the Securities Exchange Act of 1934, requires our directors, executive officers and persons who own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other of our equity securities. During the year ended December 31, 2011, Mr. Wu, Mr. Bernstein, Mr. Liu and Mr. Li were delinquent in making Form 4 filings.

Directors’ Compensation

We do not have any agreements or formal plan for compensating those individuals nominated for director for their service in their capacity as directors, although our board may, in the future, award stock grants or stock options to our directors.  For services as a director, we paid Mr. Li an annual fee of $6,000, payable quarterly, and in 2011, we issued to Mr. Li 438 shares of common stock, which represents $6,000 divided by the closing price of our common stock on the date of his election.

The following table provides information concerning the compensation of each member of our board of directors whose compensation is not included in the Summary Compensation Table for his or her services as a director and committee member for 2011. The value attributable to any stock grants is computed in accordance with ASC Topic 718 and ASC Topic 505-50.

Name	Fees Earned or Paid in Cash	Stock Awards	Total
Drew Bernstein	$10,000	$19,825	$29,825
Min Li	3,000	6,000	9,000
Xi Liu	-	-	-
Megan Penick(1)	5,000	6,995	11,995
Tianxiang Zhou	-	-	-

(1)  Ms. Penick was a director during a portion of 2011.

Communications with our Board of Directors

Any stockholder who wishes to send a communication to our board of directors should address the communication either to the board of directors or to the individual director c/o Yan Hua, Secretary, Cleantech Solutions International, Inc., No. 9 Yanyu Middle Road, Qianzhou Village, Huishan District, Wuxi City, Jiangsu Province, People’s Republic of China 214181. Mr. Hua will forward the communication either to all of the directors, if the communication is addressed to the board, or to the individual director, if the communication is directed to a director.

APPROVAL OF OUR REINCORPORATION FROM DELAWARE TO NEVADA

Our reincorporation from a Delaware corporation to a Nevada corporation will be effected through the conversion of our company from a Delaware corporation to a Nevada corporation, which we refer to as Cleantech Nevada. The conversion will effected through the filing of applicable conversion documents with the officers of the Secretary of State of the State of Delaware and the Secretary of State of the State of Nevada. Upon completion of the conversion, we will be a Nevada corporation, with the same capitalization as our present capitalization.  We will continue to operate our business under the name “Cleantech Solutions International, Inc.” In this section, we refer to us before the reincorporation as “the Company” and after the reincorporation as “Cleantech Nevada.” In connection with the reincorporation:

•
There will be no change in our business, management, employees, headquarters, benefit plans, assets, liabilities or net worth (other than as a result of the costs incident to the reincorporation, which we expect to be immaterial);

•
The directors and officers of the Company prior to the reincorporation will hold the same positions with Cleantech Nevada following the reincorporation, and there will be no substantive change in direct or indirect interests of the current directors or executive officers of the Company; and

•
Your shares of common stock will automatically be converted into an equivalent number of shares of common stock of Cleantech Nevada (“Nevada common stock”). YOU WILL NOT NEED TO EXCHANGE YOUR EXISTING COMMON STOCK CERTIFICATES FOR COMMON STOCK CERTIFICATES OF CLEANTECH NEVADA.

•
We will be governed by new articles of incorporation (“Nevada Charter”) under Nevada law, which we will file at or about the time of the reincorporation.  The Nevada Charter will be substantially in the form attached as Exhibit A.

•	Cleantech Nevada’s bylaws, in the form attached as Exhibit B will be the bylaws of the surviving company after the effective date of the reincorporation.

Upon completion of the reincorporation, the authorized capital stock of Cleantech Nevada will consist of 10,000,000 shares of preferred stock, par value $0.001 per share, and 50,000,000 shares of common stock.  The Company’s common stock is currently traded on the Nasdaq Capital Market under the symbol CLNT. The Nevada common stock will be traded on the Nasdaq Capital Market immediately after the reincorporation under the same stock symbol.

You will not have to take any action to exchange your stock certificates as a result of the reincorporation. The current certificates representing shares of the Company’s common stock will automatically represent an equal number of shares of Nevada common stock following the reincorporation. New certificates representing shares of Nevada common stock will be available for any stockholder desiring to make an exchange and for all new issuances.

Purpose of reincorporation

Primarily, our reincorporation from Delaware to Nevada will eliminate our obligation to pay the annual Delaware franchise tax which we expect will result in significant savings to us over the long term. For tax year 2011, we were required to pay approximately $31,850, and for 2010 we were required to pay approximately $29,400.  If we reincorporate in the State of Nevada, our current annual filing fee in the State of Nevada would be approximately $275.

            In addition, reincorporation in Nevada may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors. We believe that for the reasons described below, in general, Nevada law provides greater protection to our directors and the Company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers in general of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Delaware law provides that every person becoming a director of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, a director can be personally sued in Delaware, even though the director has no other contacts with the state. Nevada law has no similar consent provisions and, accordingly, a plaintiff must show the minimum contacts generally required of the director in Nevada for a state to have jurisdiction over a non-resident director. Also, Nevada law allows a company and its officers and directors, if personally sued, to petition the court to order a plaintiff to post a bond to cover their costs of defense. This motion can be based upon lack of reasonable possibility that the complaint will benefit the company or a lack of participation by the individual defendant in the conduct alleged.

            Reincorporation in Nevada will also limit the personal liability of directors of the Company. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud or a knowing violation of law. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.  There is currently no known pending claim or litigation against any of the directors.  The directors have an interest in the reincorporation to the extent that they will be entitled to such elimination of liability.

Operating as a Nevada corporation will not interfere with, or differ substantially from, our present corporate activities. As a Nevada corporation, Cleantech Nevada will be governed by Nevada corporate law, while the Company is presently governed by Delaware law. Nevada law may constitute a comprehensive, flexible legal structure under which to operate. However, because of differences in the laws of these states, your rights as stockholders will change in several material respects as a result of the reincorporation. These matters are discussed in greater details immediately below.

The reincorporation is not being effective to prevent a change in control, nor is it in response to any present attempt known to our board of directors to acquire control of the Company or obtain representation on our board. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications simply by virtue of being subject to Nevada law. For example, in responding to an unsolicited bidder, the Nevada Revised Statutes authorizes directors to consider not only the interests of stockholders, but also the interests of employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. For a discussion of these and other differences between the laws of Delaware and Nevada, see “Significant Differences Between Delaware and Nevada Law,” below.

Potential Disadvantages of reincorporation

A potential disadvantage of reincorporating from Delaware to Nevada is that Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

Significant Differences between Delaware and Nevada Law

The rights of the Company’s stockholders and the Company’s certificate of incorporation and bylaws are currently governed by Delaware law. The reincorporation shall be effected through the conversion of the Company from a Delaware corporation to a Nevada corporation by the filing of a certificate of conversion with the Secretary of State of the State of Delaware and articles of conversion, along with the Nevada Charter, with the Secretary of State of the State of Nevada.  Accordingly, after the effective time of the reincorporation, your rights as a stockholder will be governed by Nevada law and the articles of incorporation and bylaws of Cleantech Nevada. The statutory corporate laws of the State of Nevada, as governed by the Nevada Revised Statutes, are similar in many respects to those of Delaware, as governed by the Delaware General Corporation Law. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the corporation, if the reincorporation is consummated. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of Cleantech Nevada following the reincorporation.

The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to the Nevada Revised Statutes, as well as the forms of the articles of incorporation and the bylaws of Cleantech Nevada, which are attached as Exhibits A and B, respectively, to this Proxy Statement, and which will come into effect concurrently with the effectiveness of the reincorporation. In this section, we use the term “charter” to describe either the certificate of incorporation under Delaware law or the articles of incorporation under Nevada law.

            General.  As discussed above under “Potential Disadvantages of the reincorporation,” Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.  However, Nevada has adopted Business Courts (based on the Delaware model) that minimize the time, cost, and risks of commercial litigation by (1) employing early, comprehensive case management, (2) allowing for active judicial participation in settlement, (3) giving priority to hearing settings to avoid business disruption, and (4) providing for predictability of legal decisions in commercial matters.  Under local court rules of practice, management of Nevada’s business court docket is the highest case management priority of the presiding judge of the business court docket.  Civil actions are assigned to the business court docket if, regardless of the nature of relief sought, the primary subject matter of the action is a dispute concerning the validity, control, operation, or governance of business entities created under Nevada statute, a stockholder derivative action, a dispute concerning a trade-mark or trade name, a claim pursuant to the Nevada Trade Secrets Act, Nevada Securities Act, or Nevada Deceptive Trade Practices Act, a claim involving investment securities, or any other dispute among business entities that would benefit from the enhanced case management of the business court docket.

                Removal of Directors. Under both Nevada and Delaware law, any director or the entire board of directors may be removed, with or without cause, upon the vote of the shares entitled to vote in the election of directors.  Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Fiduciary Duty and Business Judgment.    Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation.  As a matter of law, directors and officers are presumed to act in good faith, on an informed basis, and with a view to the interests of the corporation in making business decisions.   In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements, and other financial data prepared or presented by corporate directors, officers, or employees who are reasonably believed to be reliable and competent.   Professional reliance may also be extended to legal counsel, public accountants, advisers, bankers, or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence.  However, directors and officers may not rely on such information, opinions, reports, books of account, or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

In Delaware, directors and members of any committee designated by the board are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports, and statements presented to the corporation by corporate officers, employees, committees of the board of directors, or other persons as to matters the member reasonably believes are within such other person’s professional or expert competence, provided that other person has been selected with reasonable care by or on behalf of the corporation.  Unlike Nevada, Delaware does not extend the statutory protection for reliance on such persons to corporate officers.

Flexibility for Decisions, including Takeovers.  Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations.  In Nevada, director and officer actions taken in response to a change or potential change in control that do not disenfranchise stockholders are granted the benefits of the business judgment rule.  However, in the case of an action that impedes the rights of stockholders to vote for or remove directors, directors will only be given the advantages of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat.   In exercising their powers in response to a change or potential change of control, directors and officers of Nevada corporations may consider the effect of the decision on several corporate constituencies in addition to the stockholders, including the corporation’s employees, the interests of the community, and the economy.

Delaware does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions.  In fact, in  a number of cases, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders.  Thus, the flexibility granted to directors of Nevada corporations in the context of a hostile takeover are greater than those granted to directors of Delaware corporations.

Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in three respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision except from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Third, Nevada law with respect to the elimination of liability for directors and officers expressly applies to liabilities owed to creditors of the corporation. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty and from obligations to the corporation’s creditors.

                Indemnification of Officers and Directors and Advancement of Expenses. Although Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, Nevada provides broader indemnification in connection with stockholder derivative lawsuits.  Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.

Action by Written Consent of Directors. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Stockholders. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Delaware law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.  However, the ability to use these provisions is affected by our status as a company registered pursuant to the Securities Exchange Act of 1934, and the proxy rules thereunder.

                Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

                Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Restrictions on Business Combinations. Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation that is listed on a national securities exchange or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least two-thirds of the corporation’s outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

                Nevada law regulates business combinations more stringently. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.  Pursuant to the Cleantech Nevada charter, Cleantech Nevada opted out of restrictions on business combinations.

Dissenters’ Rights.  In both Delaware and Nevada, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights.  Appraisal rights permit a stockholder to receive cash equal to the fair market value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required and the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, (iii) a plan of exchange in which the corporation is a party, or (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.  Holders of securities listed on a national securities exchange or Nasdaq National Market System or held by at least 2,000 stockholders of record are generally not entitled to dissenters’ rights.   This exception is not, however, available if the articles of incorporation of the corporation issuing the shares state that it is not available, or if the holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except cash, shares of stock as described in Nev. Rev. Stat. § 92A.390(b), or a combination thereof.  Nevada law prohibits a dissenting shareholder from voting his shares or receiving certain dividends or distributions after his dissent.

Under Delaware law, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger or consolidation, provided that no appraisal rights are available for the shares of any class or series of stock that, at the record date for the meeting held to approve such transaction, were either (1) listed on a national securities exchange or (2) held of record by more than 2,000 stockholders.   Even if the shares of any class or series of stock meet the requirements of subsections (1) or (2) above, appraisal rights are available for such class or series if the holders thereof receive in the merger or consolidation anything except cash, shares of stock of the issuing corporation or shares of stock of a corporation  that  is either listed on a national securities exchange or whose stock is held of record by more than 2,000 holders, or a combination thereof.

Delaware allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee as a nominal plaintiff and to make it easier to withdraw from the appraisal process and accept the terms offered in the merger or consolidation.  No appraisal rights are available to stockholders of the surviving corporation if the merger did not require their approval.

                Special Meetings of the Stockholders. Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada law permits special meetings of stockholders to be called by the entire board of directors, any two directors, or the President, unless the articles of incorporation or bylaws provide otherwise.

Special Meetings Pursuant to Petition of Stockholders. Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the Board.

Adjournment of Stockholder Meetings. Under Delaware law, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

                Duration of Proxies. Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. Nevada law also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Stockholder Vote for Mergers and Other Corporate Reorganizations. Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. A Nevada corporation may provide in its articles of incorporation that the corporation may sell, lease or exchange all or substantially all of its assets upon approval by the board of directors without the requirement of stockholder approval.

Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Increasing or Decreasing Authorized Shares. Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law contains no such similar provision.

Significant Differences between Bylaws of Cleantech Nevada and Bylaws of the Company

In addition to the differences between the laws of Delaware and Nevada described above, under the bylaws of Cleantech Nevada, the holders of at least one-third of the outstanding voting shares shall constitute a quorum at a meeting of stockholders.  The Company’s current bylaws require majority of the outstanding voting shares to constitute a quorum at a meeting of stockholders.

The bylaws of Cleantech Nevada provide that a special meeting may be called by the chairman of the board, the chief executive officer, the president or the board of directors or by a written order of a majority of the directors, and by the written request of stockholders holding not less than one-third of the outstanding voting shares.  The Company’s current bylaws permit special meetings to be called by the chairman of the board, the chief executive officer, the secretary (who is not an executive officer) and the board of directors.

Certain Federal Income Tax Consequences of the reincorporation.

The Company intends the reincorporation to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the reincorporation qualifies as a tax-free reorganization, the holders of the Company’s common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the reincorporation, and neither will the Company or Cleantech Nevada. Each stockholder will have the same basis in Cleantech Nevada’s common stock received as a result of the reincorporation as that holder has in the corresponding common stock of the Company held at the time the reincorporation occurs. Each holder’s holding period in Cleantech Nevada’s common stock received as a result of the reincorporation will include the period during which such holder held the corresponding common stock of the Company at the time the reincorporation occurs, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation.

            This proxy statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Absence of Appraisal Rights

The reincorporation will be conducted as a conversion of the Company from a Delaware corporation to a Nevada corporation.  Under Section 253, no right of appraisal or redemption is available to our stockholders in connection with the reincorporation. Therefore, our stockholders are not entitled to receive consideration instead of shares of Cleantech Nevada.

DESCRIPTION OF CAPITAL STOCK

Our securities will not be materially modified as a result of the reincorporation.  As such, the descriptions below will apply in substantial part to the securities of the Company and Cleantech Nevada.  In this section, we use the terms common stock and preferred stock interchangeably to refer to the Company and Cleantech Nevada.  The reincorporation does not require the financial information since the reincorporation does not have a material affect on our financial statements.  The following description is a summary and is qualified in its entirety by the provisions of the Nevada Charter.

Common Stock

Our authorized capital stock consists of 30,000,000 shares of preferred stock, par value $0.001 per share, and 50,000,000 shares of common stock, par value $0.001 per share. The authorized capital stock of Cleantech Nevada will consist of 10,000,000 shares of preferred stock, par value $0.001 per shares, and 50,000,000 shares of common stock, par value $0.001 per share.  Holders of our common stock are entitled to equal voting rights, consisting of one vote per share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. After giving effect to the reincorporation, the presence, in person or by proxy, of the holders of one-third of the outstanding shares of stock entitled to vote are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our articles of incorporation. In the event of liquidation, dissolution or winding up of our company, either voluntarily or involuntarily, each outstanding share of the common stock is entitled to share equally in our assets.

Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock. They are entitled to receive dividends when and as declared by our board, out of funds legally available therefore. We have not paid cash dividends in the past and do not expect to pay any within the foreseeable future since any earnings are expected to be reinvested.

Preferred Stock

Our articles of incorporation give our board of directors the power to issue shares of preferred stock in one or more series without stockholder approval. Our board of directors has the discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, of each series of preferred stock. The purpose of authorizing our board of directors to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock. Except for the series A preferred stock, we have no present plans to issue any shares of preferred stock. Our articles of incorporation include a provision which states that any rights, options and warrants may provide that any or all of such terms and conditions may not be waived or amended or may be waived or amended only with the consent of the holders of a designated percentage of a designated class or classes of our capital stock (or a designated group or groups of holders within such class or classes, including but not limited to disinterested holders), and the applicable terms and conditions of any such rights, options or warrants so conditioned may not be waived or amended or may not be waived or amended absent such consent. This relates to the terms of the warrants that provide that the 4.9% limitation on the number of shares of common stock that a warrant holder may beneficially own may not be amended.

We presently have one series of preferred stock outstanding, the series A convertible preferred stock, which covers 30,000,000 shares.  No shares of series A preferred stock are outstanding, and we have no obligation to issue any shares of any series of preferred stock.  Accordingly, the Nevada Charter will not include any statement of designations as to any series of preferred stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNLESS REQUESTED TO DO SO.

Transfer Agent

Empire Stock Transfer, Inc., 1859 Whitney Mesa Drive, Henderson, Nevada 89014 is the transfer agent for our common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table provides information as to shares of common stock beneficially owned as of May 16, 2012, by:

•	Each director and each nominee for election as a director;
•	Each current officer named in the summary compensation table;
•	Each person owning of record or known by us, based on information provided to us by the persons named below, at least 5% of our common stock; and
•	All directors and officers as a group

For purposes of the following table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or sole or shared investment power with respect to a security, or any combination thereof, and the right to acquire such power (for example, through the exercise of employee stock options granted by the Company) within 60 days of May 16, 2012.  Unless otherwise noted, the business address of each of our directors and officers is No. 9 Yanyu Middle Road, Qianzhou Village, Huishan District, Wuxi City, Jiangsu Province, People’s Republic of China 214181.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	% of Class (1)
Jianhua Wu (2)	615,709	23.1%
Lihua Tang (2)	615,709	23.1%
Maxworthy Limited (2) P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	544,267	20.4%
Yunxia Ren (3)	327,259	12.5%
Haoyang Wu (3)	327,259	12.5%
Drew Bernstein	4,233	* %
Min Li	438	* %
Fu Ren Chen	0	0.0%
Xi Liu	0	0.0%
Bao Wen Wang	0	0.0%
Tianxiang Zhou	0	0.0%
All officers and directors as a group (four persons owning stock)	620,380	23.3%

*     Less than 1%.

(1)           The percentages are based upon 2,667,017 shares of common stock outstanding on May 16, 2012.

(2)           Jianhua Wu and Lihua Tang, who are husband and wife, are majority stockholders of Maxworthy Limited.  Mr. Wu is also managing director of Maxworthy.  The shares reflected as being owned by Mr. Wu and Ms. Tang represent (i) 544,267 shares owned by Maxworthy and (ii) 71,442 shares owned by Mr. Wu.   Each of Mr. Wu and Ms. Tang disclaims beneficial ownership in the shares of beneficially owned by the other and of the shares beneficially owned by their son and daughter-in-law, Haoyang Wu and Yunxia Ren. A portion of the shares owned by Maxworthy are held by it under the name Maxworthy International Ltd.

(3)           Yunxia Ren and Haoyang Wu are the daughter-in-law and son of Jianhua Wu and Lihua Tang.  Ms. Ren owns 262,222 shares of common stock, and Mr. Wu owns 68,252 shares of common stock.  Each of Ms. Ren and Mr. Wu disclaims ownership of the shares owned by the other.  Their address is No. 25 Jin Xiu Second Village, Qianzhou Town Huishan District, Wuxi City, Jiangsu Province, PRC 214181.

MANAGEMENT

Executive Officers

The following table sets forth certain information with respect to our executive officers.

Name	Age	Position
Jianhua Wu	55	Chief executive officer
Wanfen Xu	31	Chief financial officer

All of our officers serve at the pleasure of the board of directors.  Mr. Wu is also a director.  See “Election of Directors” for information concerning Mr. Wu.

Wanfen Xu has been our chief financial officer since March 2012.  Ms. Xu was the financial controller of Wuxi Huayang Electrical Power Equipment Co., Ltd. (“Electrical”) and Huayang Dyeing Machinery Co., Ltd. (“Dyeing”) from 2009 until her appointment as chief financial officer in 2012.  She was senior finance manager and financial controller of Dyeing between 2000 and 2009.  Electrical and Dyeing are variable interest entities under contractual arrangements with us and whose financial statements are consolidated with ours.

Compensation

The following summary compensation table indicates the cash and non-cash compensation earned during the years ended December 31, 2011 and 2010 by each person who served as chief executive officer and chief financial officer.  No other executive officer received compensation equal or exceeding $100,000.

Summary Annual Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Jianhua Wu, chief executive officer (1)	2011 2010	0 0	0 0	98,740 136,430	0 0	98,740 136,430

Fernando Liu, chief financial officer (2)	2011	77,238	0	59,700	0	136,938

(1)	Mr. Wu’s 2011 compensation consisted of 4,800 shares of common stock, valued at $98,740. Mr. Wu’s 2010 compensation consisted of 2,800 shares of common stock, valued at $136,430.

(2)	Mr. Liu served as our chief financial officer during 2011, and he resigned in December 2011. Mr. Liu’s 2011 compensation includes salary of $77,238 and 3,000 shares of common stock, valued at $59,700.

Employment Agreement

Pursuant to an employment agreement dated March 12, 2012, Ms. Xu receives an annual salary at the rate of RMB 48,000 (approximately $7,600).  The agreement has an initial term expiring on March 31, 2013, and continues on a year-to-year basis unless terminated by either party.

2010 Long-Term Incentive Plan

 In January 2010, the board of directors adopted, and in March 2010, the stockholders approved the 2010 long-term incentive plan, covering 200,000 shares of common stock.    The 2010 plan provides for the grant of incentive and non-qualified options and stock grants to employees, including officers, directors and consultants. The 2010 plan is to be administered by a committee of not less than three directors, each of whom is to be an independent director.  In the absence of a committee, the plan is administered by the board of directors.  The board has granted the compensation committee the authority to administer the 2010 plan.  Members of the committee are not eligible for stock options or stock grants pursuant to the 2010 plan unless such stock options or stock grant are granted by a majority of our independent directors other than the proposed grantee. As of December 31, 2011, the Company had issued a total of 26,938 shares of common stock pursuant to this plan.

The following table set forth information as options outstanding on December 31, 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS					STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised options (#) (b)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date ($) (f)	Number of Shares or Units of Stock that have not Vested (#) (g)	Market Value of Shares of Units of Stock that Have not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($) (j)
Jianhua Wu	0	0	0	0	0	0	0	0	0

Mr. Wu received a grant of 4,800 and 2,800 shares pursuant to the 2010 plan during 2011 and 2010, respectively.  These shares are reflected in the summary compensation table.  No other person named in the summary compensation table was employed by us at December 31, 2011.

RELATED PARTY TRANSACTIONS

            On January 18, 2011, we sold 3,501 shares of common stock, to Fernando Liu, who was then our chief financial officer, at a market price of $35.70 per share for a total purchase price of $125,000 pursuant to a stock purchase agreement dated January 18, 2011. The purchase price per share represents the market price on January 18, 2011, the date we and Mr. Liu agreed upon the sale.

FINANCIAL STATEMENTS

Our audited financial statements, which include our consolidated balance sheets at December 31, 2011 and 2010, and the related consolidated statements of income and comprehensive income, stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2011, and the notes to our consolidated financial statements, are included in our Form 10-K for the year ended December 31, 2011. A copy of our Form 10-K for the year ended December 31, 2011, either accompanied or preceded the delivery of this proxy statement.

Copies of our Form 10-K for the year ended December 31, 2011 may be obtained without charge by writing to Yan Hua, Secretary, Cleantech Solutions International, Inc., No. 9 Yanyu Middle Road, Qianzhou Village, Huishan District, Wuxi City, Jiangsu Province, People’s Republic of China 214181. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost on furnishing such exhibits. Copies of our Form 10-K are available on our website at http://www.cleantechsolutionsinternational.com/SEC.html. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http//www.sec.gov.

OTHER MATTERS

Other Matters to be Submitted

Our board of directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this proxy statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Deadline for Submission of Stockholder Proposals for the 2013 Annual Meeting

Proposals of stockholders intended to be presented at the 2013 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than December 15, 2012 to be included in the proxy statement for that meeting.

In addition, in order for a stockholder proposal to be presented at our meeting without it being included in our proxy materials, notice of such proposal must be delivered to the Secretary of our company at our principal offices no later than January 15, 2013.  If notice of any stockholder proposal is received after January 15, 2013, then the notice will be considered untimely and we are not required to present such proposal at the 2013 annual meeting. If the board of directors chooses to present a proposal submitted after January 15, 2013 at the 2013 annual meeting, then the persons named in proxies solicited by the board of directors for the 2013 annual meeting may exercise discretionary voting power with respect to such proposal.

May 22, 2012	By Order of the Board of Directors /s/ Jianhua Wu Chief Executive Officer

Exhibit A

Proposed Articles of Incorporation of
Cleantech Solutions International, Inc., a Nevada corporation

ARTICLES OF INCORPORATION

OF

CLEANTECH SOLUTIONS INTERNATIONAL, INC.

Pursuant to NRS Chapter 78

1.             The name of the corporation (the “Corporation”) is Cleantech Solutions International, Inc.

2.             The registered agent for services of process is Corporate Creations Network Inc.  The address of the registered agent is 8275 South Eastern Avenue, No. 200, Las Vegas, Nevada 89123.

3.             (a)           The total number of shares of capital stock which the Corporation shall have authority to issue is sixty million (60,000,000) shares, of which (i) ten million (10,000,000) shares are designated as preferred stock, with a par value of $0.001 per share (“Preferred Stock”), and (ii) fifty million (50,000,000) shares are designated as common stock, with a par value of $0.001 per share (“Common Stock”).

(b)           The Preferred Stock of the Corporation shall be issued by the Board of Directors of the Corporation in one or more series and such series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, limitations or restrictions as the Board of Directors of the Corporation may determine, from time to time, including but not limited to:

(i)          the designation of such class or series;

(ii)         the dividend rate of such class or series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or of any other series of capital stock, whether such dividends shall be cumulative or non-cumulative, and whether such dividends may be paid in shares of any class or series of capital stock or other securities of the Corporation;

(iii)        whether the shares of such class or series shall be subject to redemption by the Corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

(iv)        the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such class or series;

(v)         whether or not the shares of such class or series shall be convertible into or exchangeable for shares of any other class or classes or series of capital stock or other securities of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustment and other terms and conditions of such conversion or exchange;

(vi)        the extent, if any, to which the holders of the shares of such class or series shall be entitled to vote, as a class or otherwise, with respect to the election of the directors or otherwise, and the number of votes to which the holder of each share of such class or series shall be entitled;

(vii)       the restrictions, if any, on the issue or reissue of any additional shares or any class or series of Preferred Stock; and

(viii)      the rights of the holders of the shares of such class or series upon the dissolution of, or upon the distribution of assets of, the Corporation.

(c)           Holders of shares of Common Stock shall be entitled to cast one vote for each share held at all stockholders’ meetings for all purposes, including the election of directors. The Common Stock does not have cumulative voting rights.

(d)           No holder of shares of stock of any class shall be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of shares of stock of any class, or of securities convertible into shares of stock of any class, whether now hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend.

(e)           The terms and conditions of any rights, options and warrants approved by the board of directors may provide that any or all of such terms and conditions may not be waived or amended or may be waived or amended only with the consent of the holders of a designated percentage of a designated class or classes of capital stock of the Corporation (or a designated group or groups of holders within such class or classes, including but not limited to disinterested holders), and the applicable terms and conditions of any such rights, options or warrants so conditioned may not be waived or amended or may not be waived or amended absent such consent.

4.             The name and address of the initial sole director of the Corporation is Jianhua Wu, No. 9 Yanyu Middle Road, Qianzhou Village, Huishan District, Wuxi City, Jiangsu Province, People’s Republic of China 214181.

5.             The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized in Nevada.

6.             The name, address and signature of the incorporator is:

Corporate Creations International Inc.
11380 Prosperity Farms Rd, #221E
Palm Beach Gardens, FL 33410

By: /s/ Jessica Morales
Corporate Creations International Inc.
Jessica Morales, Special Secretary

7.             Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

By: /s/ Jessica Morales
Corporate Creations Network Inc.
Jessica Morales, Special Secretary

8.             The provisions of NRS Sections 78.378 to 78.3793, inclusive, shall be inapplicable to the Corporation.

9.             The provisions of NRS Sections 78.411 to 78.444, inclusive, shall be inapplicable to the Corporation.

10.           Except as otherwise provided by law, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that, (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

11.           The Corporation shall provide indemnification to its directors and officers to the maximum extent permitted by law.  The Corporation shall pay advancements of expenses in advance of the final disposition of the action, suit, or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount even if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

IN WITNESS WHEREOF, the unsigned sole incorporator has executed these Articles of Incorporation this     day of June, 2012.

Corporate Creations International Inc. 11380 Prosperity Farms Rd, #221E Palm Beach Gardens, FL 33410 By: /s/ Jessica Morales Corporate Creations International Inc. Jessica Morales, Special Secretary

Exhibit B
BY-LAWS OF

CLEANTECH SOLUTIONS INTERNATIONAL, INC.
 (a Nevada Corporation)

ARTICLE I

OFFICES

SECTION 1.1.        Registered Office. The registered office of the Cleantech Solutions International, Inc. (the “Corporation”) shall be c/o Corporate Creations Network, Inc., 8275 South Eastern Avenue, No. 200, Las Vegas, Nevada 89123.

SECTION 1.2.        Other Offices. The Corporation may offices at such places both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE 2

MEETINGS OF STOCKHOLDERS

SECTION 2.1.        Place of Meeting. All meetings of stockholders shall be held at such place, either within or without the State of Nevada, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

SECTION 2.2.        Annual Meetings. The annual meeting of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

SECTION 2.3.        Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by the Nevada Revised Statutes (“NRS”) or by the Articles of Incorporation of the Corporation (the “Articles of Incorporation”), may be called by the Chairman of the Board, the Chief Executive Officer, the President or by the Board of Directors or by written order of a majority of the directors and shall be called by the Chairman of the Board, the President or the Secretary at the request in writing of stockholders owning not less than one-third of the outstanding shares of the Corporation issued and outstanding and entitled to vote. Such request shall state the purposes of the proposed meeting. The officers or directors shall fix the time and any place, either within or without the State of Nevada, as the place for holding such meeting.

SECTION 2.4.        Notice of Meeting. Written notice of the annual and each special meeting of stockholders, stating the time, place and purpose or purposes thereof, shall be given to each stockholder entitled to vote thereat, not less than ten (10) nor more than sixty (60) days before the meeting and shall be signed by the Chairman of the Board, the President or the Secretary of the Corporation.

SECTION 2.5.        Business Conducted at Meetings. At a meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Chairman of the Board, the President or the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before a meeting called by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be received at the principal executive offices of the Corporation not less than 120 days before the date of the Corporation’s proxy statement released to shareholders in connection with the previous year’s annual meeting or as otherwise provided in the Corporation’s proxy materials for the most recent meeting of stockholders.  However, if the Corporation did not hold an annual meeting the previous year, or if the date of the current annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Corporation begins to print and send its proxy materials.  A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in the by-laws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 2.5; provided, however, that nothing in this Section 2.5 shall be deemed to preclude discussion by any stockholder of any business properly brought before the meeting in accordance with said procedure. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.5, and if he or she should so determine, he or she shall so declare to the meeting. Any such business not properly brought before the meeting shall not be transacted. Nothing in this Section 2.5 shall affect the right of a stockholder to request inclusion of a proposal in the Corporation’s proxy statement to the extent that such right is provided by an applicable rule of the Securities and Exchange Commission (“SEC”).

SECTION 2.6.        Nomination of Directors.

2.6.1         In addition to any other applicable requirements, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.10. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than 45 days nor more than 75 days prior to the date on which the corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year) or as otherwise provided in the proxy statement for the prior year’s meeting at which directors were elected.  Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the corporation which are beneficially owned by the person, (iv) the reasons why such person is qualified to serve as a director, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, and (ii) the class and number of shares of the corporation which are beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein. These provisions shall not apply to nomination of any persons entitled to be separately elected by holders of preferred stock.  The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

2.6.2.        In the event that a person is validly designated as a nominee in accordance with this Section 2.6 and shall thereafter become unable or willing to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee.

2.6.3.        If the Chairman of the Election Meeting determines that a nomination was not made in accordance with the foregoing procedures, such nomination shall be void.

SECTION 2.7.        Quorum. The holders of at least one third of the of the shares of capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy (regardless of whether the proxy has authority to vote on each matter at such meeting), shall constitute a quorum at any meeting of stockholders for the transaction of business, except when stockholders are required to vote by class, in which event at least one third of the issued and outstanding shares of the appropriate class shall be present in person or by proxy (regardless of whether the proxy has authority to vote on each matter at such meeting), and except as otherwise provided by the NRS or by the Articles of Incorporation. Notwithstanding any other provision of the Articles of Incorporation or these by-laws, the holders of at least one third of the shares of capital stock entitled to vote thereat, present in person or represented by proxy (regardless of whether the proxy has authority to vote on each matter at such meeting), whether or not a quorum is present, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

SECTION 2.8.        Voting. When a quorum is present at any meeting of the stockholders, an action by the stockholders, other than the election of directors, is approved by a majority of the votes cast, except where the NRS prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the Articles of Incorporation and these by-laws, in which case such express provision shall govern and control the vote required to approve such action.  Every stockholder having the right to vote shall be entitled to vote in person, or by proxy (a) appointed by an instrument in writing subscribed by such stockholder or by his or her duly authorized attorney or (b) authorized by the transmission of an electronic record by the stockholder to the person who will be the holder of the proxy or to a firm which solicits proxies or like agent who is authorized by the person who will be the holder of the proxy to receive the transmission subject to any procedures the Board of Directors may adopt from time to time to determine that the electronic record is authorized by the stockholder; provided, however, that no such proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. If such instrument or record shall designate two (2) or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one (1) be present, then such powers may be exercised by that one (1). Unless required by the NRS or determined by the Chairman of the meeting to be advisable, the vote on any matter need not be by written ballot. No stockholder shall have cumulative voting rights.

SECTION 2.9.        Consent of Stockholders. Whenever the vote of the stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, the meeting and vote of stockholders may be dispensed with if a majority all the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken; provided, that in no case shall the written consent be by the holders of stock having less than the minimum percentage of the vote required by the NRS.

SECTION 2.10.      Voting of Stock of Certain Holders. Shares standing in the name of another Corporation, domestic or foreign, may be voted by such officer, agent or proxy as the by-laws of such Corporation may prescribe, or in the absence of such provision, as the Board of Directors of such Corporation may determine. Shares standing in the name of a deceased person may be voted by the executor or administrator of such deceased person, either in person or by proxy. Shares standing in the name of a guardian, conservator or trustee may be voted by such fiduciary, either in person or by proxy, but no such fiduciary shall be entitled to vote shares held in such fiduciary capacity without a transfer of such shares into the name of such fiduciary. Shares outstanding in the name of a receiver may be voted by such receiver. A stockholder whose shares are pledged shall be entitled to vote such shares, unless in the transfer by the pledgor on the books of the Corporation, he or she has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his or her proxy, may represent the stock and vote thereon.

SECTION 2.11.      Treasury Stock. The Corporation shall not vote, directly or indirectly, shares of its own stock owned by it; and such shares shall not be counted in determining the total number of outstanding shares.
`
SECTION 2.12.      Fixing Record Date. The Board of Directors may fix in advance a date for any meeting of stockholders (which date shall not be more than sixty (60) nor less than ten (10) days preceding the date of any such meeting of stockholders), a date for payment of any dividend or distribution, a date for the allotment of rights, a date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining a consent of stockholders (which date shall not precede or be more than ten (10) days after the date the resolution setting such record date is adopted by the Board of Directors), in each case as a record date (the “Record Date”) for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, to receive payment of any such dividend or distribution, to receive any such allotment of rights, to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, as the case may be, except as otherwise provided in the Articles of Incorporation. In any such case such stockholders and only such stockholders as shall be stockholders of record on the Record Date shall be entitled to such notice of and to vote at any such meeting and any adjournment thereof, to receive payment of such dividend or distribution, to receive such allotment of rights, to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such Record Date.

ARTICLE 3

BOARD OF DIRECTORS

SECTION 3.1.        Powers. The business and affairs of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these by-laws directed or required to be exercised or done by the stockholders.  Subject to compliance with the provisions of the NRS, the powers of the Board of Directors shall include the power to make a liquidating distribution of the assets, and wind up the affairs of, the Corporation.

SECTION 3.2.        Number, Election and Term. The number of directors which shall constitute the whole Board of Directors shall be determined from time to time by the Board of Directors.  Except as provided in Section 3.3, directors shall be elected at the annual meeting of stockholders by a plurality of the votes cast at the applicable election and each director shall hold office until his or her successor is elected and qualified. Directors need not be residents of Nevada or stockholders of the Corporation.

SECTION 3.3.        Vacancies, Additional Directors and Removal From Office. If any vacancy occurs in the Board of Directors caused by death, resignation, retirement, disqualification or removal from office of any director, or otherwise, or if any new directorship is created by an increase in the authorized number of directors, a majority of the directors then in office, though less than a quorum, or a sole remaining director, may choose a successor or fill the newly created directorship. Any director so chosen shall hold office for the unexpired term of his or her predecessor in his or her office and until his or her successor shall be elected and qualified, unless sooner displaced. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

SECTION 3.4.        Regular Meetings. A regular meeting of the Board of Directors shall be held each year, without notice other than this by-law provision, at the place of, and immediately following, the annual meeting of stockholders; and other regular meetings of the Board of Directors shall be held during each year, at such time and place as the Board of Directors may from time to time provide, either within or without the State of Nevada, without other notice.

SECTION 3.5.        Special Meeting. A special meeting of the Board of Directors may be called by the Chairman of the Board or by the President and shall be called by the Secretary on the written request of any two (2) directors. The Chairman of the Board or President so calling, or the directors so requesting, any such meeting shall fix the time and any place, either within or without the State of Nevada, as the place for holding such meeting.

SECTION 3.6.        Notice of Special Meeting. Written notice of special meetings of the Board of Directors shall be given to each director at least twenty-four (24) hours prior to the time of a special meeting.  Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting solely for the purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting, except that notice shall be given with respect to any matter when notice is required by the NRS.

SECTION 3.7.        Quorum. A majority of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the act of a majority of the directors present at any meeting at which there is quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by the NRS, by the Articles of Incorporation or by these by-laws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall be present.

SECTION 3.8.        Action Without Meeting. Unless otherwise restricted by the Articles of Incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof as provided in Article IV of these by-laws, may be taken without a meeting, if a written consent thereto is signed by all (or such lesser proportion as may be permitted by the NRS) of the members of the Board of Directors or of such committee, as the case may be. Evidence of any consent to action under this Section 3.8 may be provided in writing, including electronically via email or facsimile.

SECTION 3.9.        Meeting by Communications Equipment. Any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken by means of a meeting by telephone conference or similar communications method so long as all persons participating in the meeting can hear each other. Any person participating in such meeting shall be deemed to be present in person at such meeting.

SECTION 3.10.      Compensation. Directors, as such, may receive reasonable compensation for their services, which shall be set by the Board of Directors or a committee thereof, and expenses of attendance at each regular or special meeting of the Board of Directors; provided, however, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving additional compensation therefor. Members of special or standing committees may be allowed like compensation for their services on committees.

ARTICLE 4

COMMITTEES OF DIRECTORS

SECTION 4.1.        Generally. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one (1) or more additional special or standing committees, each such additional committee to consist of one (1) or more of the directors of the Corporation. Each such committee shall have and may exercise such of the powers of the Board of Directors in the management of the business and affairs of the Corporation as may be provided in such resolution or in the committee charter, except as delegated by these by-laws or by the Board of Directors to another standing or special committee or as may be prohibited by law.

SECTION 4.2.        Committee Operations. A majority of a committee shall constitute a quorum for the transaction of any committee business. Such committee or committees shall have such name or names and such limitations of authority as provided in these by-laws or as may be determined from time to time by resolution adopted by the Board of Directors. The Corporation shall pay all expenses of committee operations. The Board of Directors may designate one (1) or more appropriate directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of any members of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another appropriate member of the Board of Directors to act at the meeting in the place of any absent or disqualified member.

SECTION 4.3.        Minutes. Each committee of directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The Corporation’s Secretary, any Assistant Secretary or any other designated person shall (a) serve as the Secretary of the special or standing committees of the Board of Directors of the Corporation, (b) keep regular minutes of standing or special committee proceedings, (c) make available to the Board of Directors, as required, copies of all resolutions adopted or minutes or reports of other actions recommended or taken by any such standing or special committee and (d) otherwise as requested keep the members of the Board of Directors apprised of the actions taken by such standing or special committees.

ARTICLE 5

NOTICE

SECTION 5.1.        Methods of Giving Notice.

SECTION 5.1.1.          Notice to Directors or Committee Members. Whenever under the provisions of the NRS, the Articles of Incorporation or these by-laws, notice is required to be given to any director or member of any committee of the Board of Directors, personal notice is not required but such notice may be (a) given in writing and mailed to such director or member, (b) sent by electronic transmission (including via e-mail) to such director or member, or (c) given orally or by telephone; provided, however, that any notice from a stockholder to any director or member of any committee of the Board of Directors must be given in writing and mailed to such director or member and shall be deemed to be given upon receipt by such director or member. If mailed, notice to a director or member of a committee of the Board of Directors shall be deemed to be given when deposited in the United States mail first class, or by overnight courier, in a sealed envelope, with postage thereon prepaid, addressed, to such person at his or her business address. If sent by electronic transmission, notice to a director or member of a committee of the Board of Directors shall be deemed to be given if by (i) facsimile transmission, when receipt of the fax is acknowledged, (ii) electronic mail, when directed to an electronic mail address of the director or member and receipt is acknowledged, (iii) a posting on an electronic network together with a separate notice to the director or member of the specific posting, upon the later of (1) acknowledgement of receipt and (2) the giving of the separate notice (which notice may be given in any of the manners provided above), or (iv) any other form of electronic transmission, when directed to the director or member.

SECTION 5.1.2.          Notice to Stockholders. Whenever under the provisions of the NRS, the Articles of Incorporation or these by-laws, notice is required to be given to any stockholder, personal notice is not required but such notice may be given (a) in writing and mailed to such stockholder or (b) by a form of electronic transmission consented to by the stockholder to whom the notice is given. If mailed, notice to a stockholder shall be deemed to be given when deposited in the United States mail in a sealed envelope, with postage thereon prepaid, addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation. If sent by electronic transmission, notice to a stockholder shall be deemed to be given if by (i) facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (ii) electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (iii) a posting on an electronic network together with a separate notice to the stockholder of the specific posting, upon the later of (1) such posting and (2) the giving of the separate notice (which notice may be given in any of the manners provided above), or (iv) any other form of electronic transmission, when directed to the stockholder.

SECTION 5.2.        Written Waiver. Whenever any notice is required to be given by the NRS, the Articles of Incorporation or these by-laws, a waiver thereof in a signed writing or sent by the transmission of an electronic record attributed to the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

SECTION 5.3.        Consent. Whenever all parties entitled to vote at any meeting, whether of directors or stockholders, consent, either by a writing on the records of the meeting or filed with the Secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the actions taken at such meeting shall be as valid as if had at a meeting regularly called and noticed. At such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for lack of notice is made at the time, and if any meeting be irregular for lack of notice or such consent, provided a quorum was present at such meeting, the proceedings of such meeting may be ratified and approved and rendered valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote thereat. Such consent or approval, if given by stockholders, may be by proxy or power of attorney, but all such proxies and powers of attorney must be in writing.

ARTICLE 6

OFFICERS

SECTION 6.1.        Officers. The officers of the Corporation shall include the Chairman of the Board, Chief Executive Officer, Chief Financial Officer and President, as elected or appointed by the Board of Directors, may include the Secretary and Treasurer, as elected or appointed by the Board of Directors, Chairman of the Board or President, may further include, without limitation, such other officers and agents, including, without limitation, one or more Vice Presidents (any one or more of which may be designated Senior Executive Vice President, Executive Vice President or Senior Vice President or such other title as may be determined b the Board of Directors), Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, as the Board of Directors, Chairman of the Board or President deem necessary and elect or appoint.  All officers of the Corporation shall hold their offices for such terms and shall exercise such powers and perform such duties as prescribed by these by-laws, the Board of Directors, Chairman of the Board or President, as applicable. Any two (2) or more offices may be held by the same person. The Chairman of the Board shall be elected from among the directors. With the foregoing exception, none of the other officers need be a director, and none of the officers need be a stockholder of the Corporation. Notwithstanding anything herein to the contrary, the Board of Directors may delegate to any officer of the Corporation the power to appoint other officers and to prescribe their respective duties and powers.  Initially the officers of the Corporations shall include the Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer.  The Secretary and assistant officers shall not be deemed to be executive officers pursuant to Item 401 of Regulation S-K of the SEC unless the Board of Directors otherwise determined with respect to any specific individual.

SECTION 6.2.        Election and Term of Office. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors. Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the corporation.

SECTION 6.3.        Resignation of Officers.  Any executive officer or other officer or agent may resign at any time by giving written notice to the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 6.4.        Vacancies. Any vacancy occurring in any required office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors for the unexpired portion of the term.

SECTION 6.5.        Compensation. The compensation of the executive shall be determined by the Board of Directors or a designated committee thereof or in accordance with procedures established by the Board of Directors or a committee thereof. No officer who is also a director shall be prevented from receiving such compensation by reason of his or her also being a director.

SECTION 6.6.       Chairman of the Board. The Chairman of the Board of Directors (if there be such an officer appointed) shall, when present, preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

SECTION 6.7.        Chief Executive Officer.  The Chief Executive Officer shall be and shall act as the chief executive officer of the Corporation and shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless a Chairman of the Board of Directors other than the Chief Executive Officer has been appointed and is present. In addition to acting as the chief officer in charge of the day to day functions of the Company, the Chief Executive Officer shall perform such other duties and have such other powers as the Board of Directors may designate from time to time.

SECTION 6.8.        President.  The President shall have such senior executive duties as shall be assigned to him by the Board of Directors.  If the President is not also the Chief Executive Officer, the President shall report to the Chief Executive Officer.

SECTION 6.9.       Vice Presidents.  The Vice-Presidents, in the order of their seniority, may assume and perform such duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

SECTION 6.10.     Chief Financial Officer.   The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner, and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors. The Chief Financial Officer shall perform all other duties commonly incident to his office and shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time consistent with the duties of the Chief Financial Officer.

SECTION 6.11.      Secretary.  The Secretary, who, unless the Board of Directors otherwise determines, is not an executive officer of the Corporation, perform such duties shall attend all meetings of the stockholders and of the Board of Directors and any committee thereof, and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice, in conformity with these Bylaws, of all meetings of the stockholders, and of all meetings of the Board of Directors and any Committee thereof requiring notice. The Secretary shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The Chief Executive Officer may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

SECTION 6.10.      Treasurer. The Treasurer, if any, shall have charge and custody of all moneys, stocks, bonds, notes and other securities owned or held by the Corporation, except those held elsewhere at the direction of the Chief Executive Officer or the Board.  He shall perform all duties and have all powers incident to the office of Treasurer and shall perform such other duties as shall be assigned to him by the Board, the Chief Executive Officer and the Chief Financial Officer.  The Treasurer may be assisted by one or more Assistant Treasurers, and the Treasurer shall report to the Chief Financial Officer or to such other officer as may be designated by the Board or to the Board of Directors, as the Board of Directors shall determine.

ARTICLE 7

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION

SECTION 7.1.        Contracts. Subject to the provisions of Section 6.1, the Board of Directors may authorize any officer, officers, agent or agents to enter into any contract or execute and deliver an instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

SECTION 7.2.        Checks, etc. All checks, demands, drafts or other orders for the payment of money, and notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as shall be determined by the Board of Directors.

SECTION 7.3.        Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Chairman of the Board, the President, the Treasurer or the Chief Financial Officer may be empowered by the Board of Directors to select or as the Board of Directors may select.

SECTION 7.4.        Voting of Securities Owned by Corporation. All stock and other securities of any other Corporation owned or held by the Corporation for itself, or for other parties in any capacity, and all proxies with respect thereto shall be executed by the person authorized to do so by resolution of the Board of Directors or, in the absence of such authorization, by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President.

ARTICLE 8

SHARES OF STOCK

SECTION 8.1.        Issuance. Each stockholder of this Corporation shall be entitled to a certificate or certificates showing the number of shares of stock registered in his or her name on the books of the Corporation. The certificates shall be in such form as may be determined by the Board of Directors, shall be issued in numerical order and shall be entered in the books of the Corporation as they are issued. They shall exhibit the holder’s name and the number of shares and shall be signed by the Chairman of the Board and the President or such other officers as may from time to time be authorized by resolution of the Board of Directors. Any or all the signatures on the certificate may be a facsimile. The seal of the Corporation shall be impressed, by original or by facsimile, printed or engraved, on all such certificates. In case any officer who has signed or whose facsimile signature has been placed upon any such certificate shall have ceased to be such officer before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as if such officer had not ceased to be such officer at the date of its issue. If the Corporation shall be authorized to issue more than one (1) class of stock or more than one (1) series of any class, the designation, preferences and relative participating, option or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class of stock; provided that except as otherwise provided by the NRS, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish to each stockholder who so requests the designations, preferences and relative participating, option or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and rights. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in the case of a lost, stolen, destroyed or mutilated certificate a new certificate (or uncertificated shares in lieu of a new certificate) may be issued therefor upon such terms and with such indemnity, if any, to the Corporation as the Board of Directors may prescribe. In addition to the above, all certificates (or uncertificated shares in lieu of a new certificate) evidencing shares of the Corporation’s stock or other securities issued by the Corporation shall contain such legend or legends as may from time to time be required by the NRS.

SECTION 8.2.        Lost Certificates. The Board of Directors may direct that a new certificate or certificates (or uncertificated shares in lieu of a new certificate) be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates (or uncertificated shares in lieu of a new certificate), the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same or certify to that fact, in such manner as it shall require or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost, stolen or destroyed, or both.

SECTION 8.3.        Transfers. In the case of shares of stock represented by a certificate, upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Transfers of shares shall be made only on the books of the Corporation by the registered holder thereof, or by his or her attorney thereunto authorized by power of attorney and filed with the Secretary of the Corporation or the transfer agent.

SECTION 8.4.        Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

SECTION 8.5.        Uncertificated Shares. The Board of Directors may approve the issuance of uncertificated shares of some or all of the shares of any or all of its classes or series of capital stock.

ARTICLE 9

DIVIDENDS

SECTION 9.1.        Declaration. Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of capital stock, unless otherwise authorized in the Articles of Incorporation.

SECTION 9.2.        Reserve. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE 10

INDEMNIFICATION

SECTION 10.1.      General.  The Corporation shall provide indemnification to its directors and officers to the maximum extent permitted by law.  The Corporation shall pay advancements of expenses in advance of the final disposition of the action, suit, or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount even if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

SECTION 10.2.      Indemnity Not Exclusive. The indemnification and advancement of expenses authorized herein or ordered by a court shall not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his or her official capacity or an action in another capacity while holding his or her office, except that indemnification, unless ordered by a court pursuant to or for the advancement of expenses, may not be made to or on behalf of any director or officer if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action. The indemnification and advancement of expenses shall continue for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

SECTION 10.3.      The Corporation. For purposes of this Article 10, references to “the Corporation” shall include, in addition to the Corporation, Cleantech Solutions International, Inc., a Delaware corporation which was converted into this Corporation by the filing of a certificate of conversion with the Secretary of State of the State of Delaware and the article of conversion with the Secretary of State of the State of Nevada (the “Predecessor”). Accordingly, any person who is or was a director, officer, employee or agent of the Predecessor, or is or was serving at the request of the Predecessor as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under and subject to the provisions of this Article 10 as he would if the foregoing were on behalf of the Corporation.

ARTICLE 11

MISCELLANEOUS

SECTION 11.1.      Books. The books of the Corporation may be kept within or without the State of Nevada (subject to any provisions contained in the NRS) at such place or places as may be designated from time to time by the Board of Directors.

SECTION 11.2.      Fiscal Year. The fiscal year of the Corporation shall be such fiscal year as may be designated by the Board of Directors.  Initially the fiscal year of the Corporation shall be the calendar year.

SECTION 11.3.      Certain Acquisitions. The provisions of NRS 78.378 to NRS 78.3793 shall not apply to the Corporation.

ARTICLE 12

AMENDMENT

SECTION 12.1.  Subject to the laws of the State of Nevada, (i) these bylaws may be repealed, altered or amended or new Bylaws adopted at any meeting of the stockholders, either annual or special, by the affirmative vote of at least 80% of the stock entitled to vote at such meeting, unless a larger vote is required by these Bylaws or the Articles of Incorporation, and (ii) the Board of Directors may, by majority vote of those present at any meeting at which a quorum is present, alter, amend or repeal these by-laws, or enact such other by-laws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation.

PROXY

CLEANTECH SOLUTIONS INTERNATIONAL, INC.

2012 Annual Meeting of Stockholders – June 29, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jianhua Wu, with full power of substitution or revocation, proxy for the undersigned, to vote at the 2012 Annual Meeting of Stockholders of Cleantech Solutions International, Inc. (the “Company”), to be held at 10:00 a.m., local time, on Friday, June 29, 2012, at the offices of the Company, No. 9 Yanyu Middle Road, Qianzhou Village, Huishan District, Wuxi City, Jiangsu Province, People’s Republic of China  214181, and at any adjournment or adjournments thereof, according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.

(1) To elect the following five (5) directors:

Jianhua Wu, Xi Liu, Tianxiang Zhou, Fu Ren Chen and Bao Wen Wang.

|_| FOR all nominees listed above (except as marked to the contrary below).

|_| Withhold authority to vote for all nominees listed above.

INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee’s name below.

(2) FOR ⁪   AGAINST ⁪ the approval of the reincorporation of the Company from Delaware to Nevada as described in the proxy statement dated May 22, 2012.

(3) In their discretion, upon the transaction of such other business as may properly come before the annual meeting; all as set forth in the Proxy Statement, dated May 22, 2012.

The shares represented by this proxy will be voted on Items 1 and 2 as directed by the stockholder, but if no direction is indicated, will be voted FOR Items 1and 2.

If you plan to attend the meeting please indicate below:

I plan to attend the meeting |_|

Dated: _________________________, 2012

Address, if changed since last proxy: ____________________________________ ____________________________________ ____________________________________

_________________________________________

_________________________________________
(Signature(s))

_________________________________________
(Print Name)

Please sign and print exactly as name(s) appear
hereon. When signing as attorney,
executor, administrator, trustee or
guardian, please give full title as such.

Please date, sign and mail this proxy in
the enclosed envelope, which requires no
postage if mailed in the United States.